UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    August 28, 2007

Advanced Biotherapy, Inc.
(Exact name of registrant as specified in its chapter)

Delaware	0-26323	51-0402415
(State or other jurisdiction of incorporation)	(Commission File Number)	IRS Employer Identification No.)

141 West Jackson Boulevard, Suite 2182
Chicago, Illinois		60604
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (312) 427-1912

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The Board of Directors approved the appointment of John L. Drew as the new Chief Financial Officer as of August 24, 2007.

Since August 1, 2007, Mr. Drew (25) has been employed by the Company. Prior to joining the Company, Mr. Drew was employed by Deloitte Tax LLP as Senior Tax Analyst from October 2004. At Deloitte, Mr. Drew consulted on taxation and compliance issues for investment management companies, operating partnerships and holding companies.

Mr. Drew entered into a written employment agreement with the Company to serve as Chief Financial Officer. His annual salary is $84,000. The Company agreed to grant him, at a date in the future, stock options to purchase up to 10,000,000 shares of Company common stock. The grant date of the stock options and the option exercise price will be set to coincide with the date the Company may grant, if any, stock options to Christopher W. Capps, the Company’s President and Chief Executive Officer, but in no event will the grant of stock options to Mr. Drew occur later than December 28, 2007. Mr. Drew’s stock options will vest one-third annually over three years commencing August 1, 2008, and each August 1st thereafter, so long as he is employed at the Company. Mr. Drew’s employment is on an at-will basis.

FORWARD-LOOKING STATEMENTS

This Form 8-K and other documents we file with the Securities and Exchange Commission (“SEC”) contain forward-looking statements that are based on current expectations, estimates, forecasts and projections about us, our future performance, our business, our beliefs and our management’s assumptions. All statements other than statements of historical facts are forward-looking statements, including any statements of the plans and objectives of management for future operations, any projections of revenue earnings or other financial items, any statements regarding future economic conditions or performance, and any statement of assumptions underlying any of the foregoing. Some of these forward-looking statements may be identified by the use of words in the statements such as "anticipate," "estimate," “could,” "expect," "project," "intend," "plan," "believe,” “seek,” “should,” “may,” “will,” “assume,” “continue,” or variations of such words and similar expressions. These statements are not guarantees of future performance and involve certain risks, uncertainties, and assumptions that are difficult to predict. We caution you that our performance and results could differ materially from what is expressed, implied, or forecast by our forward-looking statements due to general financial, economic, regulatory and political conditions affecting the biotechnology and pharmaceutical industries as well as more specific risks and uncertainties. Future operating results and the Company’s stock price may be affected by a number of factors. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such forward-looking statements. Furthermore, we do not intend (and we are not obligated) to update publicly any forward-looking statements. You are advised, however, to consult any further disclosures we make on related subjects in our reports to the Securities and Exchange Commission.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits. NONE

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED BIOTHERAPY, INC.
(Registrant)

Date: August 28, 2007	By:	/s/ Christopher W. Capps
Christopher W. Capps, President
and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit	Description